UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

SCHEDULE 14C INFORMATION

Information Statement Pursuant to Section 14(c) of the Securities Exchange Act of 1934

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WORLD HEALTH ENERGY HOLDINGS, INC.

(Name of Registrant as Specified In Its Charter)

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INFORMATION STATEMENT

World Health Energy Holdings, Inc.

1825 NW Corporate Blvd. Suite 110

Boca Raton, FL, 33431

To Our Stockholders:

This Notice and the accompanying Information Statement are being furnished to the holders (“Stockholders”) of shares of common stock, par value $0.00001 of World Health Energy Holdings, Inc. (the “Common Stock”), a Delaware corporation (the “Company”), in connection with an action taken by the holders of a majority of the issued and outstanding voting stock (the “Majority Consenting Stockholders”), which action was approved by written consent on June 21, 2021 (the “Stockholder Consent”), to:

(i) approve an amendment of the Company’s Amended Certificate of Incorporation in order to effect a reverse stock split of the Corporation’s common stock, par value $0.0007 per share (the “Common Stock”), at a ratio of between 1,000-to-1 and 15,000-to-1, as shall be determined by the Company’s Board of Directors (the “Stock Split”) and to amend the Company’s certificate of incorporation to change the number of authorized shares of Common Stock of the Company from 750,000,000,000 to 1,000,000,000 (the “Authorized Share Amendment”);

(ii) adopt the 2021 Equity Incentive Plan (the “Equity Incentive Plan”);

(iii) adopt the Management Incentive Bonus Plan to approve the performance-based award criteria (the “Management Incentive Plan”)

The implementation of the Stock Split shall be taken at such future date as determined by the board of directors of the Company (the “Board”), as evidenced by the filing of the certificates of amendment with the Secretary of State of the State of Delaware, but in no event earlier than the 20th day after the Information Statement accompanying this Notice is mailed. The adoption of the Equity Incentive Plan and the Management Incentive Plan shall become effective following the 20th day after the Information Statement accompanying this Notice is mailed. Since the Stock Split, the adoption of the Equity Incentive Plan and the Management Incentive Plan have been approved by the holders of the required majority of the voting power of our voting stock, no proxies were or are being solicited.

This Information Statement is being sent to you for information purposes only and you are not required to take any action. Please read the attached Information Statement carefully. It describes the essential terms of the Stock Split and the actions to be taken with respect thereto. Additional information about the Corporation is contained in its reports filed with or furnished to the Securities and Exchange Commission (the “SEC”). The Corporation’s reports filed with the SEC, their accompanying exhibits and other documents filed with the SEC may be obtained on the SEC’s website at www.sec.gov.

WE ARE NOT ASKING YOU FOR A PROXY AND

YOU ARE REQUESTED NOT TO SEND THE CORPORATION A PROXY.

By the Order of the Board of Directors

/s/ Gaya Rosenzweig
Director

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World Health Energy Holdings, Inc.

1825 NW Corporate Blvd. Suite 110

Boca Raton, FL, 33431

This Information Statement is being filed in connection with the Stockholder Consent, dated June 21, 2021 with respect to the following:

  (i) approve an amendment of the Company’s Amended Certificate of Incorporation in order to effect a reverse stock split of the Corporation’s common stock, par value $0.0007 per share (the “Common Stock”), at a ratio of between 1,000-to-1 and 15,000-to-1, as shall be determined by the Company’s Board of Directors (the “Stock Split” and an amendment to the Company’s certificate of incorporation to effect the Reverse Stock Split and change the number of authorized shares of Common Stock of the Company from 500,000,000 to 100,000,000 (the “Authorized Share Amendment”);

(ii) adopt the 2021 Equity Incentive Plan (the “Equity Incentive Plan”);

(iii) adopt the Management Incentive Bonus Plan to approve the performance-based award criteria (the “Management Incentive Plan”)

A copy of the Certificate of Amendment to the Certificate of Incorporation effecting the Reverse Stock Split is attached as Appendix A to this Information Statement (the “Reverse Stock Split Certificate of Amendment”).

Pursuant to Rule 14c-2(b) promulgated by the SEC under the Securities Exchange Act of 1934 (the “Exchange Act”), the actions approved by the Majority Consenting Stockholders cannot become effective until twenty (20) days from the date of mailing of the Definitive Information Statement to our Stockholders.

In addition, the Reverse Stock Split Certificate of Amendment will be effective upon receipt of approval from the Financial Industry Regulatory Authority (“FINRA”) and the filing with the Secretary of the State of Delaware (the “Reverse Stock Split Effective Date”). New Common Stock certificates will not be issued at the Reverse Stock Split Effective Date. The Corporation’s Common Stock are subject to quotation on the OTC Markets, Pink Open Market, under the symbol “WHEN”.

The Authorized Capital Stock Certificate of Amendment will be effective upon the filing with the Secretary of the State of Delaware (the “Authorized Capital Stock Effective Date”).

DISSENTERS’ RIGHT OF APPRAISAL

The Delaware General Corporation Law does not provide dissenters’ rights of appraisal to our Stockholders in connection with any matter described in this Information Statement.

RECORD DATE AND VOTING SECURITIES

As of July 19, 2021 (the “Record Date”), there were 476,789,407,996 shares of our Common Stock issued and outstanding and there were no shares of Undesignated Preferred Stock outstanding.

EXPENSES

We will bear the expenses relating to this Information Statement, including expenses in connection with preparing and mailing this Information Statement and any documents that now accompany or may in the future supplement it. We contemplate that brokerage houses, custodians, nominees, and fiduciaries will forward this information statement to the beneficial owners of our Common Stock held of record by these persons, and we will reimburse them for their reasonable expenses incurred in this process.

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THIS IS NOT A NOTICE OF A MEETING OF STOCKHOLDERS AND NO STOCKHOLDERS’ MEETING WILL BE HELD TO CONSIDER ANY MATTER DESCRIBED HEREIN. THIS INFORMATION STATEMENT IS BEING FURNISHED TO YOU SOLELY FOR THE PURPOSE OF INFORMING YOU OF THE MATTER DESCRIBED HEREIN.

ACTIONS TAKEN BY THE BOARD OF DIRECTORS AND MAJORITY CONSENTING STOCKHOLDERS

ACTION I

AMENDMENT TO THE CERTIFICATE OF INCORPORATION TO EFFECT A REVERSE STOCK SPLIT AND AUTHORIZED SHARE AMENDMENT

On June 21, 2021, the Majority Consenting Stockholders approved the Stockholder Consent, approving the Reverse Stock Split Certificate of Amendment in order to effect a reverse stock split of the Corporation’s Common Stock pursuant to a range of between 1,000-to-1 and 15,000-to-1 (the “Reverse Stock Split”).

Pursuant to the Reverse Stock Split, each of the shares of Common Stock in Reverse Stock Split ratio, as shall be determined by the Board, will be automatically converted, without any further action by the stockholders, into one share of Common Stock. No fractional shares of Common Stock will be issued as the result of the Reverse Stock Split. Instead, each Stockholder will be entitled to receive one share of Common Stock in lieu of the fractional share that would have resulted from the Reverse Stock Split.

The foregoing description of the Reverse Stock Split Certificate of Amendment is qualified in its entirety by reference thereto, which is attached as Exhibit A to this Information Statement.

Background and Reasons for the Reverse Stock Split

Reducing the number of outstanding shares of our Common Stock through the Reverse Stock Split is intended, absent other factors, to increase the per share market price of our Common Stock in order to attract new investors and may assist us in obtaining a future listing on a national securities exchange. However, other factors, such as our financial results, market conditions and the market perception of our business may adversely affect the market price of our Common Stock. As a result, we cannot assure you that the Reverse Stock Split, if completed, will result in the intended benefits described above, that the market price of our Common Stock will increase following the Reverse Stock Split or that the market price of our Common Stock will not decrease in the future. Additionally, we cannot assure you that the market price per share of our Common Stock after a Reverse Stock Split will increase in proportion to the reduction in the number of shares of our Common Stock outstanding before the Reverse Stock Split. Accordingly, the total market capitalization of our Common Stock after the Reverse Stock Split may be lower than the total market capitalization before the Reverse Stock Split.

Determination of Reverse Stock Split Ratio

The Board of Directors believes that stockholder approval of an amendment that would allow the Board to determine the exact reverse stock split ratio within a specified range of 1,000-to-1 and 15,000-to-1 (rather than stockholder approval of a fixed reverse stock split ratio) provides the flexibility to achieve the desired results of the reverse stock split. In determining the range of reverse stock split ratios to be submitted for stockholder approval, the Board considered numerous factors, including:

●

the projected impact of the reverse stock split ratio on the trading liquidity in our Common Stock and the Company’s ability to pursue an initial listing of our Common Stock on a national securities exchange;

●	the potential devaluation of the Company’s market capitalization as a result of a reverse stock split;

●	the historical and projected performance of our Common Stock and volume level before and after the reverse stock split;

●	prevailing market conditions;

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●	general economic and other related conditions prevailing in the Company’s industry and in the marketplace generally;

●	the Company’s capitalization (including the number of shares of our Common Stock issued and outstanding); and

●	the prevailing trading prices for our Common Stock and its trading volume.

The Board will consider the conditions, information and circumstances existing at the time when it determines whether to implement a Reverse Stock Split and, if it decides to implement a Reverse Stock Split, the precise reverse stock split ratio.

Principal Effects of the Reverse Stock Split

If the Board implements the Reverse Stock Split, we will amend our Amended Certificate of Incorporation by filing the Reverse Stock Split Certificate of Amendment with the Secretary of State of Delaware as set forth on Exhibit A to this Information Statement.

The Reverse Stock Split will be effected simultaneously for all issued and outstanding shares of Common Stock. The Reverse Stock Split will affect all of our common Stockholders uniformly and will not affect any stockholder’s percentage ownership interests in the Corporation, except to the extent that the Reverse Stock Split results in any of our Stockholders owning a fractional share. After the Reverse Stock Split, the shares of our Common Stock will have the same proportional voting rights and rights to dividends and distributions and will be identical in all other respects to our Common Stock now authorized. The Reverse Stock Split will not affect the Corporation continuing to be subject to the periodic reporting requirements of the Exchange Act.

The Reverse Stock Split may result in some Stockholders owning “odd-lots” of less than 100 shares of our Common Stock. Brokerage commissions and other costs of transactions in odd-lots are generally higher than the costs of transactions in “round-lots” of even multiples of 100 shares.

An additional principal effect of the Reverse Stock Split would be to decrease the number of outstanding shares of our Common Stock. Except for de minimus adjustments that may result from the treatment of fractional shares as described below, the Reverse Stock Split will not have any dilutive effect on our Stockholders since each stockholder would hold the same percentage of our Common Stock outstanding immediately following the Reverse Stock Split as such stockholder held immediately prior to the Reverse Stock Split. The relative voting and other rights that accompany the shares of Common Stock would not be affected by the Reverse Stock Split. The table below sets forth, for informational purposes only, the number of shares of our Common Stock outstanding before and after a Reverse Stock Split assuming a 1000-to-1 5,000-to-1, 10,000-to-1and 15,000-to-1 ratio based on 476,789,407,996 shares of Common Stock outstanding.

	Prior to the Reverse Stock Split	Assuming a 1,000-1 Reverse Split (1)	Assuming a 5,000-to-1 Reverse Split (1)	Assuming a 10,000-to-1 Reverse Split (1)	Assuming a 15,000-to-1 Reverse Split (1)
Aggregate Number of Shares of Common Stock	476,789,407,996	476,789,407,997	95,357,882	47,678,941	31,785,961

(1)	Numbers are approximate and do not take into account rounding for fractional shares.

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Although the Reverse Stock Split will not have any dilutive effect on our Stockholders, the proportion of shares owned by our Stockholders relative to the number of shares authorized for issuance will decrease because the Reverse Stock Split does not change the current authorized number of shares of Common Stock. The remaining authorized shares may be used for various purposes, including, without limitation, raising capital, providing equity incentives to employees, officers or directors, effecting stock dividends, establishing strategic relationships with other companies and expanding our business through the acquisition of other businesses or products. We do not currently have any plans, proposals or arrangements to issue any of the newly available authorized shares that result from the Reverse Stock Split for any purposes.

Anti-Takeover Effects of the Reverse Stock Split

The overall effect of the reverse stock split may be to render more difficult the consummation of mergers with the Corporation or the assumption of control by a principal stockholder, and thus make it more difficult to remove management.

A possible effect of the Reverse Stock Split is to discourage a merger, tender offer or proxy contest, or the assumption of control by a holder of a large block of the Corporation’s voting securities and the removal of incumbent management. Our management could use the additional shares of Common Stock available for issuance to resist or frustrate a third-party take-over effort favored by a majority of the independent Stockholders that would provide an above market premium by issuing additional shares of Common Stock.

The Reverse Stock Split is not the result of management’s knowledge of an effort to accumulate the Company’s securities or to obtain control of the Company by means of a merger, tender offer, solicitation or otherwise. Nor is the Reverse Stock Split a plan by management to adopt a series of amendments to the Corporation’s charter or by-laws to institute an anti-takeover provision. The Company does not have any plans or proposals to adopt other provisions or enter into other arrangements that may have material anti-takeover consequences. As discussed above, the reasons for the Reverse Stock Split are to increase the stock price of our Common Stock and to increase the number of shares of Common Stock that the Corporation is able to issue in order to attract potential investors and conduct equity financings.

Fairness of the Process

The Board of the Corporation did not obtain a report, opinion, or appraisal from an appraiser or financial advisor with respect to the Reverse Stock Split and no representative or advisor was retained on behalf of the unaffiliated Stockholders to review or negotiate the transaction. The Board concluded that the additional expense of these independent appraisal procedures was unreasonable in relation to the Corporation’s available cash resources and concluded that the Board could adequately establish the fairness of the Reverse Stock Split without the engagement of third parties.

Street Name Holders of Common Stock

The Corporation intends for the Reverse Stock Split to treat Stockholders holding Common Stock in street name through a nominee (such as a bank or broker) in the same manner as Stockholders whose shares are registered in their names. Nominees will be instructed to effect the Reverse Stock Split for their beneficial holders. However, nominees may have different procedures. Accordingly, Stockholders holding Common Stock in street name should contact their nominees.

Stock Certificates

Mandatory surrender of certificates is not required by our Stockholders. The Corporation’s transfer agent will adjust the record books of the Corporation to reflect the Reverse Stock Split as of the Reverse Stock Split Effective Date. New certificates will not be mailed to Stockholders.

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Reverse Stock Split Effective Date

The Corporation will need to file the Reverse Stock Split Certificate of Amendment to the First Amended and Restated Certificate of Incorporation with the Delaware Secretary of State in order for the Reverse Stock Split Certificate of Amendment to become effective. Under federal securities rules and regulations, we may not file the Reverse Stock Split Certificate of Amendment until at least 20 days after the mailing of this Information Statement to our Stockholders. The Corporation intends to file the Reverse Stock Split Certificate of Amendment as soon as practicable following the expiration of such 20 day period and following the receipt of approval from FINRA, however, our Board reserves the right not to proceed with the amendment at any time before the filing of the Reverse Stock Split Certificate of Amendment.

Effect on Authorized Shares

The reverse stock split will be accompanied by a reduction in authorized shares of Common Stock from 750,000,000,000 to 1,000,000,000. This reduction in authorized shares will not be directly proportional to the reverse stock split. Since the reduction in authorized shares of Common Stock will not be proportional to the reverse stock split, the combined effect of the reverse stock split and the authorized share reduction may be construed as having an anti-takeover effect to the extent it would permit the issuance of shares to purchasers who might oppose a hostile takeover bid or oppose any efforts to amend or repeal certain provisions of the Certificate of Incorporation or our By-Laws. We have no current plans to issue any of the additional authorized but unissued shares of Common Stock following the filing of the Amendment.

ACTION II

ADOPT THE 2021 EQUITY INCENTIVE PLAN

The Board believes that equity-based awards are an important incentive to attract, retain and motivate persons who are expected to make important contributions to the Company and by providing such persons with equity ownership opportunities and performance-based incentives that are intended to better align the interests of such persons with those of the Company’s stockholders. The Stock Incentive Plan is intended to enable the Company to have an adequate number of shares of Common Stock available for the grant of stock options and other awards for such purposes.

Although the Company cannot currently determine the number of awards that may be granted in the future to the directors, executive officers and key employees of the Company, each of the directors, executive officers and key employees of the Company has an interest in the approval of the Stock Incentive Plan in so far as they are eligible recipients of options and other awards under the plan.

Summary of the Stock Incentive Plan

The summary of the Stock Incentive Plan below is qualified in its entirety by the Stock Incentive Plan attached hereto as Appendix B.

Purpose and Eligibility. The purpose of the Stock Incentive Plan is to advance the interests of the Company’s stockholders by enhancing the Company’s ability to attract, retain and motivate persons who are expected to make important contributions to the Company and by providing such persons with equity ownership opportunities and performance-based incentives that are intended to better align the interests of such persons with those of the Company’s stockholders. All of the Company’s employees, officers and directors, as well as consultants and advisors to the Company are eligible to be granted Awards under the Plan. “Award” means Options, Stock Appreciation Rights, Restricted Stock, Restricted Stock Units and Other Stock-Based Awards, all as defined in the Stock Incentive Plan.

Shares Subject to the Plan. The maximum aggregate number of shares of our Common Stock reserved under the Stock Incentive Plan is 50,000,000,000 shares. Any shares of stock that are subject to an Award under the Stock Incentive Plan that expires, is terminated, surrendered or forfeited will again be available for the grant of Awards under the plan.

In the event of any stock split, reverse stock split, stock dividend, recapitalization, combination of shares, reclassification of shares, spin-off or other similar change in capitalization or event, or any dividend or distribution to holders of Common Stock other than an ordinary cash dividend, (i) the number and class of securities available under the Stock Incentive Plan, (ii) the share counting rules and sub-limits, (iii) the number and class of securities and exercise price per share of each outstanding Option, (iv) the share and per-share provisions and the measurement price of each outstanding SAR, (v) the number of shares subject to and the repurchase price per share subject to each outstanding Restricted Stock Award and (vi) the share and per-share-related provisions and the purchase price, if any, of each outstanding Other Stock-Based Award, shall be equitably adjusted by the Company (or substituted Awards may be made, if applicable) in the manner determined by the Board.

Administration. The Stock Incentive Plan is administered by our Board, which may delegate any or all of its powers under the Plan to one or more committees or subcommittees of the Board (a “Committee”). To the extent that the Board determines to qualify Awards as performance-based compensation within the meaning of Section 162(m) of the Code (“Section 162(m)”), the Plan will be administered by a Committee of two or more “outside directors” within the meaning of Section 162(m).

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Option Price and Duration. The Board may grant Awards consisting of Incentive Stock Options and Nonstatutory Stock Options (each, an “Option”). The Board shall determine the purchase price per share of our Common Stock deliverable upon the exercise of an Option; provided, however, that the exercise price shall not be less than 100% of the fair market value of the Common Stock on the day any such Option is granted. In addition, the exercise price of an incentive stock option granted to any participant who owns more than 10% of the total voting power of all classes of our outstanding stock, must be at least 110% of the fair market value of the Common Stock on the grant date.

Subject to certain limitations, each Option shall be exercisable at such times and subject to such terms and conditions as the Board may specify in the applicable option agreement; provided, however, that no Option will be granted with a term in excess of 10 years.

Each option agreement shall also set forth the effect on an award of the disability, death, retirement, authorized leave of absence or other change in the employment or other status of a participant and the extent to which, and the period during which, rights under an Option are exercisable.

Exercise. Options may be exercised by delivery to the Company of a notice of exercise in a form (which may be electronic) approved by the Company, together with payment in full (in the manner specified in the Stock Incentive Plan) of the exercise price for the number of shares for which the Option is exercised. Shares of Common Stock subject to the Option will be delivered by the Company as soon as practicable following exercise.

Stock Appreciation Rights. The Board may grant Awards consisting of stock appreciation rights (“SARs”) entitling the holder, upon exercise, to receive an amount of Common Stock or cash or a combination thereof (such form to be determined by the Board) determined by reference to appreciation, from and after the date of grant, in the fair market value of a share of Common Stock over the measurement price established pursuant to the plan. The date as of which such appreciation is determined shall be the exercise date.

Restricted Stock and Restricted Stock Units. The Board may grant Awards entitling recipients to acquire shares of Common Stock (“Restricted Stock”), subject to the right of the Company to repurchase all or part of such shares at their issue price or other stated or formula price (or to require forfeiture of such shares if issued at no cost) from the recipient in the event that conditions specified by the Board in the applicable Award are not satisfied prior to the end of the applicable restriction period or periods established by the Board for such Award. The Board may also grant Awards entitling the recipient to receive shares of Common Stock or cash to be delivered at the time such Award vests (“Restricted Stock Units”).

Performance Awards. The Committee may grant Awards that are intended to comply with Section 162(m) (“Performance Awards”). The Performance Awards must vest or become exercisable contingent on the achievement of one or more objectively determinable performance measures established by the Committee in writing in accordance with Section 162(m) at the time such Performance Award is granted. Prior to the payment of Performance Awards, the Committee shall certify the extent to which any objectively determinable performance measures and any other material terms under such Performance Award have been satisfied. The maximum number of shares of Common Stock for which Awards that are intended to qualify as performance-based compensation under Section 162(m) that may be granted during any calendar year to any Covered Employee (as defined under Section 162(m)) shall be 500,000 and the maximum amount of a Performance Award that can be paid in cash to any participant during any calendar year shall be $1,000,000.

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Performance Goals. For any Performance Award that is intended to qualify as Performance-Based Compensation, the Committee shall specify that the degree of granting, vesting and/or payout shall be subject to the achievement of one or more objectively determinable performance measures established by the Committee, which shall be based on the relative or absolute attainment of specified levels of one or any combination of the following financial and non-financial performance measures, which may be determined pursuant to generally accepted accounting principles (“GAAP”) or on a non-GAAP basis, as determined by the Committee: increased customer base, completion of financing, net income, operating income, earnings before or after discontinued operations, interest, taxes, depreciation and/or amortization, operating profit before or after discontinued operations and/or taxes, gross revenue, revenue growth, earnings growth, cash flow or cash position, gross margins, stock price, market share, return on sales, assets, equity or investment, improvement of financial ratings, achievement of balance sheet or income statement objectives or total stockholder return, working capital, customer satisfaction, product quality, new product introduction, market share, completion of strategic acquisitions/dispositions, and receipt of regulatory approvals. Such measures may reflect absolute entity or business unit performance or a relative comparison to the performance of a peer group of entities or other external measure of the selected performance criteria and may be absolute in their terms or measured against or in relationship to other companies comparably, similarly or otherwise situated. The Committee may specify that such performance measures shall be adjusted to exclude any one or more of (i) extraordinary items, (ii) gains or losses on the dispositions of discontinued operations, (iii) the cumulative effects of changes in accounting principles, (iv) the write-down of any asset, (v) fluctuation in foreign currency exchange rates, and (vi) charges for restructuring and rationalization programs.

Transferability. Awards shall not be sold, assigned, transferred, pledged or otherwise encumbered by the person to whom they are granted, either voluntarily or by operation of law, except by will or the laws of descent and distribution or, other than in the case of an Incentive Stock Option, pursuant to a qualified domestic relations order, and, during the life of the participant, shall be exercisable only by the participant; provided, however, that the Board may permit or provide in an Award for the gratuitous transfer of the Award by the participant to or for the benefit of any immediate family member, family trust or other entity established for the benefit of the participant and/or an immediate family member thereof if the Company would be eligible to use a Form S-8 under the Securities Act for the registration of the sale of the Common Stock subject to such Award to such proposed transferee; provided further, that the Company shall not be required to recognize any such permitted transfer until such time as such permitted transferee shall, as a condition to such transfer, deliver to the Company a written instrument in form and substance satisfactory to the Company confirming that such transferee shall be bound by all of the terms and conditions of the Award.

Term and Termination. No Awards shall be granted under the Plan after the expiration of 10 years from the Effective Date, but Awards previously granted may extend beyond that date.

Certain Federal Income Tax Consequences to the Company and the Participant

The following discussion is a brief summary of the principal United States federal income tax consequences under current federal income tax laws relating to awards under the Stock Incentive Plan. This summary is not intended to be exhaustive and, among other things, does not describe state, local or foreign income and other tax consequences.

Options and SARs granted under the Stock Incentive Plan are intended to satisfy the stock rights exception to Section 409A of the Code (“Section 409A”); other types of awards are intended either to satisfy another exception to Section 409A (such as the short-term deferral exception) or to be granted and administered in compliance with Section 409A. A participant will not realize any income upon the award of an Option (including any other stock-based award in the nature of a purchase right) or a SAR, nor will the Company be entitled to any tax deduction. When a participant, who has been granted an Option which is not designated as an Incentive Stock Option, exercises that Option and receives Common Stock which is either “transferable” or not subject to a “substantial risk of forfeiture” under Section 83(c) of the Code, the participant will realize compensation income subject, in the case of an employee or former employee, to withholding taxes. The amount of that compensation income will equal the excess of the fair market value of the Common Stock (without regard to any restrictions) on the date of exercise of the Option over its exercise price, and the Company will generally be entitled to a tax deduction in the same amount and at the same time as the compensation income is realized by the participant. The participant’s tax basis for the Common Stock so acquired will equal the sum of the compensation income realized and the exercise price. Upon any subsequent sale or exchange of the Common Stock, the gain or loss will generally be taxed as a capital gain or loss and will be a long-term capital gain or loss if the Common Stock has been held for more than one year after the date of exercise.

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If a participant exercises an Option which is designated as an Incentive Stock Option and the participant has been an employee of the Company or its subsidiaries throughout the period from the date of grant of the Incentive Stock Option until three months prior to its exercise, the participant will not realize any income upon the exercise of the Incentive Stock Option (although alternative minimum tax liability may result), and the Company will not be entitled to any tax deduction. If the participant sells or exchanges any of the shares acquired upon the exercise of the Incentive Stock Option more than one year after the issuance of the shares to the participant and more than two years after the date of grant of the Incentive Stock Option, any gain or loss (based upon the difference between the amount realized and the exercise price of the Incentive Stock Option) will be treated as long-term capital gain or loss to the participant. If such sale, exchange or other disposition takes place within two years of the grant of the Incentive Stock Option or within one year of the transfer of shares to the participant, the sale, exchange or other disposition will generally constitute a “disqualifying disposition” of such shares. In such event, to the extent that the gain realized on the disqualifying disposition does not exceed the difference between the fair market value of the shares at the time of exercise of the Incentive Stock Option over the exercise price, such amount will be treated as compensation income in the year of the disqualifying disposition, and the Company will be entitled to a deduction in the same amount and at the same time as the compensation income is realized by the participant. The balance of the gain, if any, will be treated as capital gain and will not result in any deduction by the Company.

With respect to other Awards granted under the Stock Incentive Plan that may be settled either in cash or in Common Stock or other property that is either transferable or not subject to a substantial risk of forfeiture under Section 83(c) of the Code, the participant will realize compensation income (subject, in the case of employees to withholding taxes) equal to the amount of cash or the fair market value of the Common Stock or other property received. The Company will be entitled to a deduction in the same amount and at the same time as the compensation income is realized by the participant.

With respect to awards involving Common Stock or other property that is both nontransferable and subject to a substantial risk of forfeiture, unless an election is made under Section 83(b) of the Code, as described below, the participant will realize compensation income equal to the fair market value of the Common Stock or other property received at the first time the Common Stock or other property is either transferable or not subject to a substantial risk of forfeiture. The Company will be entitled to a deduction in the same amount and at the same time as the compensation income is realized by the participant. Even though Common Stock or other property may be nontransferable and subject to a substantial risk of forfeiture, a participant may elect (within 30 days of receipt of the Common Stock or other property) to include in gross income the fair market value (determined without regard to such restrictions) of such Common Stock or other property at the time received. In that event, the participant will not realize any income at the time the Common Stock or other property either becomes transferable or is not subject to a substantial risk of forfeiture, but if the participant subsequently forfeits such Common Stock or other property, the participant’s loss would be limited only to the amount actually paid for the Common Stock or other property. While such Common Stock or other property remains nontransferable and subject to a substantial risk of forfeiture, any dividends or other income will be taxable as additional compensation income.

Finally, special rules may apply with respect to participants subject to Section 16(b) of the Exchange Act.

The Committee may condition the payment, exercise or vesting of any award on the payment of the withholding taxes and may provide that a portion of the Common Stock or other property to be distributed will be withheld (or previously acquired stock or other property surrendered by the participant) to satisfy such withholding and other tax obligations. Finally, amounts paid pursuant to an award which vests or becomes exercisable, or with respect to which restrictions lapse, upon a change in control may constitute a “parachute payment” under Section 280G of the Code. To the extent any such payment constitutes an “excess parachute payment,” the Company would not be entitled to deduct such payment and the participant would be subject to a 20 percent excise tax (in addition to regular income tax).

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Section 162 Provisions

The Stock Incentive Plan was designed to permit the deduction by the Company of the compensation realized by certain officers in respect of long-term incentive compensation granted under the Stock Incentive Plan which is intended by the Committee to qualify as “performance-based compensation” under Section 162(m). Section 162(m) generally disallows a deduction to the Company for compensation paid in any year in excess of $1 million to the Chief Executive Officer or any of the next three most highly compensated executive officers (a “Covered Employee”). Certain compensation, including compensation that meets the specified requirements for “performance-based compensation,” is not subject to this deduction limit. Among the requirements for compensation to qualify as “performance-based compensation” is that the material terms pursuant to which the compensation is to be paid be disclosed to, and approved by, the stockholders of the Company in a separate vote prior to the payment. Accordingly, the Company is seeking approval of the Stock Incentive Plan by the stockholders of the Company so that the compensation payable pursuant to Awards granted to officers who in the year of grant may be Covered Employees and which are intended by the Committee to qualify as “performance-based compensation” should not be subject to the deduction limit of Section 162(m) of the Code, provided the Stock Incentive Plan continues to be administered by a Committee consisting solely of two or more “outside directors” and the other requirements of Section 162(m) of the Code are satisfied. Notwithstanding the foregoing, the Committee may, in the exercise of its discretion, issue Options that would be subject to the deductibility limit where it deems such issuance to be in the best interests of the Company and its stockholders.

New Plan Benefits

Because awards under the Stock Incentive Plan are discretionary, the Company cannot currently determine the kind or number of Awards that may be granted under the Stock Incentive Plan or the recipients thereof.

ACTION III

ADOPTION OF THE MANAGEMENT INCENTIVE BONUS PLAN

The purpose of the Bonus Plan is to advance the interests of the Company by providing Participants (defined below) with additional incentive to promote the success of the business and to increase their vested interest in the success of the business and the Company, and to encourage them to remain employees, through the making of certain incentive cash bonus awards (the “Cash Awards”) linked to objectively determinable performance goals.

Although the Company cannot currently determine all of the Participants and Cash Awards that may be granted in the future to the executive officers and key employees of the Company, each of the executive officers and key employees of the Company has an interest in the approval of the Bonus Plan in so far as they are eligible recipients of Cash Awards under the plan.

Summary of the Bonus Plan

The summary of the Bonus Plan below is qualified in its entirety by the Bonus Plan attached hereto as Appendix C.

Administration

The Bonus Plan shall be administered and interpreted by a committee (the “Committee”) appointed from time to time by the Board of Directors and consisting of two or more “outside directors” within the meaning of Section 162(m) of the Code (“Section 162(m)”). Currently, the compensation committee would serve as the Committee. Members of the Committee shall not be eligible to participate in the Bonus Plan. The Committee shall have full authority to make or withhold Cash Awards, to construe and interpret the terms and provisions of the Bonus Plan and any Award made hereunder, to adopt, alter and repeal such administrative rules, guidelines and practices governing this Bonus Plan and perform all acts, including the delegation of its administrative responsibilities, as it shall, from time to time, deem advisable, and to otherwise supervise the administration of the Bonus Plan.

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Eligibility

For each Plan Year, the Committee shall select, in its discretion, key employees of the Company or any of its designated Subsidiaries who are to participate in the Bonus Plan (the “Participants”). No person shall be designated as a Participant or entitled to Cash Awards under this Bonus Plan for any Plan Year unless he or she is so designated as a Participant for that Plan Year. The Committee may add to or delete individuals from the list of designated Participants at any time and from time to time, in its sole discretion, subject to any limitations required to comply with Section 162(m).

Performance Goals

At the time the performance goals are established, the Committee shall prescribe a formula to determine the percentages of the target award which may be payable based upon the degree of attainment of the performance goals during the plan year (the “Payout Formula”). The Committee shall establish, for each fiscal year, the performance goals to be applied to the Payout Formula. Such performance goals shall be subject to the achievement of one or more objectively determinable performance measures established by the Committee, which shall be based on the relative or absolute attainment of specified levels of one or any combination of the following financial and non-financial performance measures, which may be determined pursuant to GAAP or on a non-GAAP basis, as determined by the Committee: increased customer base, completion of financing, net income, operating income, earnings before or after discontinued operations, interest, taxes, depreciation and/or amortization, operating profit before or after discontinued operations and/or taxes, gross revenue, revenue growth, earnings growth, cash flow or cash position, gross margins, stock price, market share, return on sales, assets, equity or investment, improvement of financial ratings, achievement of balance sheet or income statement objectives or total stockholder return, working capital, customer satisfaction, product quality, new product introduction, market share, completion of strategic acquisitions/dispositions, and receipt of regulatory approvals. Such measures may reflect absolute entity or business unit performance or a relative comparison to the performance of a peer group of entities or other external measure of the selected performance criteria and may be absolute in their terms or measured against or in relationship to other companies comparably, similarly or otherwise situated. The Committee may specify that such performance measures shall be adjusted to exclude any one or more of (i) extraordinary items, (ii) gains or losses on the dispositions of discontinued operations, (iii) the cumulative effects of changes in accounting principles, (iv) the write-down of any asset, (v) fluctuation in foreign currency exchange rates, and (vi) charges for restructuring and rationalization programs. Notwithstanding the foregoing, the Committee may only make such adjustments if they are included in the written performance goals established by the Committee in accordance with Section 162(m). Such performance goals: (i) may vary by Participant; (ii) may be particular to a Participant or the department, branch, line of business, subsidiary or other unit in which the Participant works and may cover such period as may be specified by the Committee; and (iii) shall be set by the Committee within the time period prescribed by and shall otherwise comply with the requirements of Section 162(m).

The Committee shall establish in writing, for each Plan Year: (i) the individual target award applicable to each Participant or class of Participants; (ii) the Payout Formula; and (iii) the objective performance goals to be applied to the Payout Formula; no later than 90 days after the commencement of the Plan Year and while the outcome of the performance goals are substantially uncertain.

Maximum Bonus

The maximum amount of compensation that may be paid under the Bonus Plan to any Participant for any fiscal year shall not exceed $1,000,000.

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Certification of Performance Goals and Payment of Bonus

Promptly after the end of a Plan Year, the Committee shall determine the extent to which performance goals for that Plan Year have been achieved and shall determine the allocation of individual target awards to Participants by using the Payout Formula. The Committee shall certify in writing the achievement of the applicable performance goals and the actual Award for each Participant. Regardless of the performance achieved relative to any goals and standards, and notwithstanding any individual target award, no Participant shall be entitled to an Award unless and until the Committee certifies such Award.

Funding

The Bonus Plan shall be unfunded. The Company shall not be required to segregate any assets to ensure payment of any bonus under the Bonus Plan.

Amendment and Termination

The Company may at any time, and from time to time, amend, in whole or in part, any or all of the provisions of the Bonus Plan, or suspend or terminate it entirely, retroactively or otherwise. Notwithstanding the foregoing, any such amendments shall not occur without the appropriate approval of the Company’s stockholders, if such approval is required by Section 162(m).

Effective Date

The Bonus Plan shall be effective on the date that stockholder approval is received. Unless and until such stockholder approval is obtained, no bonus shall be paid pursuant to the Bonus Plan. To the extent necessary for purposes of Section 162(m), the Bonus Plan shall be resubmitted to stockholders for their reapproval with respect to bonuses payable for the taxable years commencing on or after the fifth anniversary of the initial stockholder approval, or at such earlier time required by Section 162(m).

Interpretation and Construction the Bonus Plan

Any contrary provision of the Bonus Plan notwithstanding, (a) bonuses to be granted under the Bonus Plan are intended to qualify as “qualified performance-based compensation” under Treasury Regulation § 1.162-27(e) and (b) any provision of the Bonus Plan that would prevent any bonus under the Bonus Plan from so qualifying shall be administered, interpreted and construed to carry out such intention and any provision that cannot be so administered, interpreted and construed shall be disregarded. No provision of the Bonus Plan, nor the selection of any Participant participate in the Bonus Plan, shall constitute an employment agreement or affect the duration of any Participant’s employment, which shall remain “employment at will” unless an employment agreement between the Company and the Participant provides otherwise. All references in the Bonus Plan to sections of the Code or to Treasury Regulations shall be interpreted to include any amendment or successor provisions thereto. All bonuses awarded under the Bonus Plan shall be subject to the written policies of the Board, including any policy relating to the clawback of compensation, as they exist from time to time.

Certain Federal Income Tax Consequences to the Company and the Participant

The following discussion is a brief summary of the principal United States federal income tax consequences under current federal income tax laws relating to awards under the Bonus Plan. This summary is not intended to be exhaustive and, among other things, does not describe state, local or foreign income and other tax consequences.

A participant will not recognize taxable income when he or she is selected to participate in the Bonus Plan and the Company will not receive a deduction at that time. If a participant earns a Cash Award under the Bonus Plan, the participant will recognize ordinary income equal to the value of the amount paid. The Company generally will be entitled to a deduction equal to the income that the participant recognizes.

The Bonus Plan is intended to be exempt from Section 409A under the “short term deferral” exception. The “short term deferral” exception applies to compensation that is payable within two and one-half months after close of the plan year for which the compensation is earned or vested. The Bonus Plan will be interpreted and administered in accordance with the intent that the benefits qualify for the “short term deferral exception” of Section 409A.

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Section 162 Provisions

The Bonus Plan was designed to permit the deduction by the Company of the compensation realized by certain officers in respect of short-term incentive compensation granted under the Bonus Plan which is intended by the Committee to qualify as “performance-based compensation” under Section 162(m). Section 162(m) generally disallows a deduction to the Company for total compensation paid in any year in excess of $1 million to the Chief Executive Officer or any of the next three most highly compensated executive officers (a “Covered Employee”). Certain compensation, including compensation that meets the specified requirements for “performance-based compensation,” is not subject to this deduction limit. Among the requirements for compensation to qualify as “performance-based compensation” is that the material terms pursuant to which the compensation is to be paid be disclosed to, and approved by, the stockholders of the Company in a separate vote prior to the payment. Accordingly, the Company is seeking approval of the Bonus Plan by the stockholders of the Company so that the compensation payable pursuant to awards granted to officers who in the year of grant may be Covered Employees and which are intended by the Committee to qualify as “performance-based compensation” should not be subject to the deduction limit of Section 162(m), provided the Bonus Plan continues to be administered by a Committee consisting solely of two or more “outside directors” and the other requirements of Section 162(m) are satisfied.

SECURITY OWNERSHIP OF CERTAIN BENEFICIAL OWNERS AND MANAGEMENT AND RELATED STOCKHOLDER MATTERS.

The following table lists the number of shares of Common Stock of our Company as of the Record Date that are beneficially owned by (i) each person or entity known to our Company to be the beneficial owner of more than 5% of the outstanding Common Stock; (ii) each officer and director of our Company; and (iii) all officers and directors as a group. Information relating to beneficial ownership of Common Stock by our principal stockholders and management is based upon information furnished by each person using “beneficial ownership” concepts under the rules of the Securities and Exchange Commission. Under these rules, a person is deemed to be a beneficial owner of a security if that person has or shares voting power, which includes the power to vote or direct the voting of the security, or investment power, which includes the power to vote or direct the voting of the security. The person is also deemed to be a beneficial owner of any security of which that person has a right to acquire beneficial ownership within sixty (60) days. Under the rules of the SEC, more than one person may be deemed to be a beneficial owner of the same securities, and a person may be deemed to be a beneficial owner of securities as to which he/she may not have any pecuniary beneficial interest. Except as noted below, each person has sole voting and investment power.

The business address of each beneficial owner listed is c/o: World Health Energy Holdings, Inc. 1825 NW Corporate Blvd. Suite 110 Boca Raton, FL 33431, unless otherwise noted. Except as otherwise indicated, the persons listed below have sole voting and investment power with respect to all shares of our Common Stock owned by them, except to the extent that power may be shared with a spouse.

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As of the Record Date, we had 476,789,407,996 shares of Common Stock and 2,500,000 shares of Series A Preferred Stock outstanding.

Name of Beneficial Owner	COMMON STOCK		% of class (Common Stock) (1)	SERIES A PREFERRED STOCK (5)	% of class (Series A Preferred)
Officers and Directors
Giora Rozensweig, Interim Chief Executive Officer	—	(2)	—	—	—
Gaya Rozensweig, Director	28,621,107,648	(3)	6.0%	2,500,000	50%
George Baumeohl. Director	17,683,333,334	(3)	3.7%	2,500,000	50%

5% or More Shareholders
UCG, Inc. (3)	387,000,000,000	(4)	81.17%
Total Held by Officers and Directors of Each Class	46,304,440,982		9.71%	5,000,000	100%

1.	Based on 476,789,407,996 shares of Common Stock which will be outstanding immediately after the implementation of the Authorized Common Stock Share Increase.
2.	Gaya Rozensweig is the spouse of Giora Rozensweig. While the shares of Common Stock are held as of record by Gaya Rozensweig, both persons may be deemed to control the voting and disposition of these shares.
3.	The sole shareholders and directors of UCG, Inc. are Gaya Rozensweig and George Baumeohl and, as such, they may be deemed to beneficially own these shares. The address of UCG Inc. is 1825 NW Corporate Blvd. Suite 110, Boca Raton, Florida 33431.
4.	Represents the shares of Common Stock into which the Series B Preferred Shares, representing the consideration, are automatically convertible (without any further action) upon the increase in the authorized Common Stock of the Company.

ADDITIONAL INFORMATION

The Company is subject to the filing requirements of the Exchange Act, and in accordance therewith files reports, proxy/information statements and other information including annual and quarterly reports on Form 10-K and 10-Q (the “Exchange Act Filings”) with the SEC. Reports and other information filed by the Company can be inspected and copied at the public reference facilities maintained at the Commission at 100 F Street, NE Washington, D.C, 20549. Copies of such material can be obtained upon written request addressed to the Commission, Public Reference Section, 100 F Street, NE Washington, D.C 20549, at prescribed rates. The Commission maintains a web site on the Internet (http://www.sec.gov) that contains reports, proxy and information statements and other information regarding issuers that file electronically with the Commission through the Electronic Data Gathering, Analysis and Retrieval System (“EDGAR”).

We will also provide without charge, to each person to whom a proxy/information statement is delivered, upon written or oral request of such person and by first class mail or other equally prompt means within one business day of receipt of such request, a copy of any and all of the information that has been incorporated by reference in this proxy statement (not including exhibits to the information that is incorporated by reference unless such exhibits are specifically incorporated by reference into the information that the proxy statement incorporates). Such requests should be directed to the address and phone number indicated below. This includes information contained in documents filed subsequent to the date on which definitive copies of the proxy statement are sent or given to security holders, up to the date of responding to the request.

By order of the Board of Directors:

World Health Energy Holding, Inc.

1825 NW Corporate Blvd. Suite 110

Boca Raton, FL, 33431

Date: July 2, 2021

By:	/s/ Gaya Rosenzweig
Giora Rosenzweig, Interim Chief Executive Officer

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Appendix A

CERTIFICATE OF AMENDMENT

TO

CERTIFICATE OF INCORPORATION

OF WORLD HEALTH ENERGY HOLDINGS, INC.

The undersigned, for the purposes of amending the Certificate of Incorporation, as amended, of World Health Energy Holdings, Inc. (the “Corporation”), a corporation organized and existing under and by virtue of the General Corporation Law of the State of Delaware (the “DGCL”), does hereby certify that:

FIRST: The Board of Directors of the Corporation (the “Board”) duly adopted, in accordance with Section 141(f) of the DCGL by unanimous written consent of the Board on June 21, 2021, a resolution proposing and declaring advisable the following amendment to restate Article IV of the Certificate of Incorporation of said Corporation:

“Reverse Stock Split. Without any other action on the part of the Corporation or any other person, effective upon filing of this Certificate of Amendment with the Secretary of the State of Delaware (the “Effective Time”), each share of the Common Stock issued and outstanding immediately prior to the Effective Time (collectively, the “Pre-Split Common Stock”) shall automatically and without any action on the part of the holder thereof be reclassified such that each ___ (__) shares of Common Stock shall become one (1) share of the Common Stock (such reduction and resulting combination of shares is designated at the “Reverse Stock Split”). The par value of the Common Stock following the Reverse Stock Split shall remain $0.00001 per share. Each holder of a certificate or certificates of Pre-Split Common Stock shall be entitled to receive a number of shares equal to the number of shares represented by such certificate or certificates of such holder’s Pre-Split Common Stock divided by ____ (__) and then rounded up to the nearest whole number. No fractional shares will be issued in connection with the following Reverse Stock Split.

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Appendix B

WORLD HEALTH ENERGY HOLDINGS, INC

2021 INCENTIVE STOCK PLAN

This WORLD HEALTH ENERGY HOLDINGS, INC. 2021 Incentive Stock Plan (the “Plan”) is designed to retain directors, executives and selected employees and consultants and reward them for making major contributions to the success of the Company. These objectives are accomplished by making long-term incentive awards under the Plan thereby providing Participants with a proprietary interest in the growth and performance of the Company.

1.	Definitions.

(a) “Board” – The Board of Directors of the Company.

(b) “Code” – The Internal Revenue Code of 1986, as amended from time to time.

(c) “Committee” - The Compensation Committee of the Company’s Board, or such other committee of the Board that is designated by the Board to administer the Plan, composed of not less than two members of the Board all of whom are disinterested persons, as contemplated by Rule 16b-3 (“Rule 16b-3”) promulgated under the Securities Exchange Act of 1934, as amended (the “Exchange Act”).

(d)	“Company” – World Health Energy Holdings, Inc. and its subsidiaries, including subsidiaries of subsidiaries.

(e)	“Exchange Act” - The Securities Exchange Act of 1934, as amended from time to time.

(f)	“Fair Market Value” - means, as of any date, the value of a Stock determined as follows:

(i) If the Stock is trading on any established stock exchange or a national market system, including without limitation the Nasdaq Capital Market of the Nasdaq Stock Market, the Fair Market Value shall be the closing sale price of on the Stock on the principal exchange on which Stock is then trading (or as reported on any composite index which includes such principal exchange), on the trading day immediately preceding such date, or if Stock is not traded on such date, then on the next preceding date of which a trade occurred, as reported in The Wall Street Journal or such other source as the Board or Committee deems reliable;

(ii) If the Stock is not traded on an exchange, but is quotation on the Nasdaq or other comparable quotation system, the Fair Market Value shall be the mean between closing representative bid and ask prices for the Stock on the trading day immediately preceding such date or, if no bid and ask prices were reported on such date, then on the last date preceding such date on which both bid and ask prices were reported, all as reported by Nasdaq or such other comparable quotation system; or

(iii) If the Stock is not publicly traded on an exchange and not quoted on Nasdaq or a comparable quotation system, the Fair Market Value shall be determined in good faith by the Board or Committee or by an external valuation evaluator retained by the Company.

(g) “Grant” - The grant of any form of stock option, stock award, or stock purchase offer, whether granted singly, in combination or in tandem, to a Participant pursuant to such terms, conditions and limitations as the Committee may establish in order to fulfill the objectives of the Plan.

(h) “Grant Agreement” - An agreement between the Company and a Participant that sets forth the terms, conditions and limitations applicable to a Grant.

(i) “Delware Law” – Applicable law in the State of Delaware.

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(j) “Option” - Either an Incentive Stock Option, in accordance with Section 422 of the Code, or a Nonstatutory Option, to purchase the Company’s Stock that may be awarded to a Participant under the Plan. A Participant who receives an award of an Option shall be referred to as an “Optionee.”

(k) “Participant” - A director, officer, employee or consultant of the Company to whom an Award has been made under the Plan.

(l) “Restricted Stock Purchase Offer” - A Grant of the right to purchase a specified number of shares of Stock pursuant to a written agreement issued under the Plan.

(m) “Securities Act” - The Securities Act of 1933, as amended from time to time.

(n) “Stock” - Authorized and issued or unissued shares of common stock of the Company.

(o) “Stock Award” - A Grant made under the Plan in stock or denominated in units of stock for which the Participant is not obligated to pay additional consideration.

2.	Administration.

The Plan shall be administered by the Board, provided however, that the Board may delegate such administration to the Committee. Subject to the provisions of the Plan, the Board and/or the Committee shall have authority to (a) grant, in its discretion, Incentive Stock Options in accordance with Section 422 of the Code, or Nonstatutory Options, Stock Awards or Restricted Stock Purchase Offers; (b) determine in good faith the fair market value of the Stock covered by any Grant; (c) determine which eligible persons shall receive Grants and the number of shares, restrictions, terms and conditions to be included in such Grants; (d) construe and interpret the Plan; (e) promulgate, amend and rescind rules and regulations relating to its administration, and correct defects, omissions and inconsistencies in the Plan or any Grant; (f) consistent with the Plan and with the consent of the Participant, as appropriate, amend any outstanding Grant including amending the exercise date or dates thereof; (g) determine the duration and purpose of leaves of absence which may be granted to Participants without constituting termination of their employment for the purpose of the Plan or any Grant; and (h) make all other determinations necessary or advisable for the Plan’s administration. The interpretation and construction by the Board of any provisions of the Plan or selection of Participants shall be conclusive and final. No member of the Board or the Committee shall be liable for any action or determination made in good faith with respect to the Plan or any Grant made thereunder.

3.	Eligibility.

(a) General: The persons who shall be eligible to receive Grants shall be directors, officers, employees or consultants to the Company. The term consultant shall mean any person, other than an employee, who is engaged by the Company to render services and is compensated for such services. An Optionee may hold more than one Option. Any issuance of a Grant to an officer or director of the Company subsequent to the first registration of any of the securities of the Company under the Exchange Act shall comply with the requirements of Rule 16b-3.

(b) Incentive Stock Options: Incentive Stock Options may only be issued to employees of the Company. Incentive Stock Options may be granted to officers or directors, provided they are also employees of the Company. Payment of a director’s fee shall not be sufficient to constitute employment by the Company.

The Company shall not grant an Incentive Stock Option under the Plan to any employee if such Grant would result in such employee holding the right to exercise for the first time in any one calendar year, under all Incentive Stock Options granted under the Plan or any other plan maintained by the Company, with respect to shares of Stock having an aggregate Fair Market Value, determined as of the date of the Option is granted, in excess of $100,000. Should it be determined that an Incentive Stock Option granted under the Plan exceeds such maximum for any reason other than a failure in good faith to value the Stock subject to such option, the excess portion of such option shall be considered a Nonstatutory Option. To the extent the employee holds two (2) or more such Options which become exercisable for the first time in the same calendar year, the foregoing limitation on the exercisability of such Option as Incentive Stock Options under the Federal tax laws shall be applied on the basis of the order in which such Options are granted. If, for any reason, an entire Option does not qualify as an Incentive Stock Option by reason of exceeding such maximum, such Option shall be considered a Nonstatutory Option.

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(c) Nonstatutory Option: The provisions of the foregoing Section 3(b) shall not apply to any Option designated as a “Nonstatutory Option” or which sets forth the intention of the parties that the Option be a Nonstatutory Option.

(d) Stock Awards and Restricted Stock Purchase Offers: The provisions of this Section 3 shall not apply to any Stock Award or Restricted Stock Purchase Offer under the Plan.

4.	Stock.

(a) Authorized Stock: Stock subject to Grants may be either unissued or reacquired Stock.

(b) Number of Shares: Subject to adjustment as provided in Section 5(i) of the Plan, the total number of shares of Stock which may be purchased or granted directly by Options, Stock Awards or Restricted Stock Purchase Offers, or purchased indirectly through exercise of Options granted under the Plan shall not exceed Ten Billion (10,000,000,000). If any Grant shall for any reason terminate or expire, any shares allocated thereto but remaining unpurchased upon such expiration or termination shall again be available for Grants with respect thereto under the Plan as though no Grant had previously occurred with respect to such shares. Any shares of Stock issued pursuant to a Grant and repurchased pursuant to the terms thereof shall be available for future Grants as though not previously covered by a Grant.

(c) Reservation of Shares: The Company shall reserve and keep available at all times during the term of the Plan such number of shares as shall be sufficient to satisfy the requirements of the Plan. If, after reasonable efforts, which efforts shall not include the registration of the Plan or Grants under the Securities Act, the Company is unable to obtain authority from any applicable regulatory body, which authorization is deemed necessary by legal counsel for the Company for the lawful issuance of shares hereunder, the Company shall be relieved of any liability with respect to its failure to issue and sell the shares for which such requisite authority was so deemed necessary unless and until such authority is obtained.

(d) Application of Funds: The proceeds received by the Company from the sale of Stock pursuant to the exercise of Options or rights under Stock Purchase Agreements will be used for general corporate purposes.

(e) No Obligation to Exercise: The issuance of a Grant shall impose no obligation upon the Participant to exercise any rights under such Grant.

5.	Terms and Conditions of Options.

Options granted hereunder shall be evidenced by agreements between the Company and the respective Optionees, in such form and substance as the Board or Committee shall from time to time approve. The form of Incentive Stock Option Agreement attached hereto as Exhibit A and the three forms of a Nonstatutory Stock Option Agreement for employees, for directors and for consultants, attached hereto as Exhibit B-1, Exhibit B-2 and Exhibit B-3, respectively, shall be deemed to be approved by the Board. Option agreements need not be identical, and in each case may include such terms and provisions as the Board or Committee may determine, but all such agreements shall be subject to and limited by the following terms and conditions:

(a) Number of Shares: Each Option shall state the number of shares to which it pertains.

(b) Exercise Price: Each Option shall state the exercise price, which shall be determined as follows:

(i) Any Incentive Stock Option granted to a person who at the time the Option is granted owns (or is deemed to own pursuant to Section 424(d) of the Code) stock possessing more than ten percent (10%) of the total combined voting power or value of all classes of stock of the Company (“Ten Percent Holder”) shall have an exercise price of no less than 110% of Fair Market Value as of the date of grant; and

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(ii) Incentive Stock Options granted to a person who at the time the Option is granted is not a Ten Percent Holder shall have an exercise price of no less than 100% of Fair Market Value as of the date of grant.

For the purposes of this Section 5(b), the Fair Market Value shall be as determined by the Board in good faith, which determination shall be conclusive and binding; provided however, that if there is a public market for such Stock, the Fair Market Value per share shall be the average of the bid and asked prices (or the closing price if such stock is listed on the NASDAQ National Market System or Nasdaq Capital Market) on the date of grant of the Option, or if listed on a stock exchange, the closing price on such exchange on such date of grant.

(c) Medium and Time of Payment: The exercise price shall become immediately due upon exercise of the Option and shall be paid in cash or check made payable to the Company. Should the Company’s outstanding Stock be registered under Section 12(g) of the Exchange Act at the time the Option is exercised, then the exercise price may also be paid as follows:

(i) in shares of Stock held by the Optionee for the requisite period necessary to avoid a charge to the Company’s earnings for financial reporting purposes and valued at Fair Market Value on the exercise date, or

(ii) through a special sale and remittance procedure pursuant to which the Optionee shall concurrently provide irrevocable written instructions (a) to a Company designated brokerage firm to effect the immediate sale of the purchased shares and remit to the Company, out of the sale proceeds available on the settlement date, sufficient funds to cover the aggregate exercise price payable for the purchased shares plus all applicable Federal, state and local income and employment taxes required to be withheld by the Company by reason of such purchase and (b) to the Company to deliver the certificates for the purchased shares directly to such brokerage firm in order to complete the sale transaction.

At the discretion of the Board, exercisable either at the time of Option grant or of Option exercise, the exercise price may also be paid (i) by Optionee’s delivery of a promissory note in form and substance satisfactory to the Company and permissible under the Securities Rules of the State of Nevada and bearing interest at a rate determined by the Board in its sole discretion, but in no event less than the minimum rate of interest required to avoid the imputation of compensation income to the Optionee under the Federal tax laws, or (ii) in such other form of consideration permitted by the Nevada corporations law as may be acceptable to the Board.

(d) Term and Exercise of Options: Any Option granted to an employee, consultant or director of the Company shall become exercisable over a period of no longer than ten (10) years or in the case of an Option granted to an Optionee who is a Ten Percent Holder at the time the Option is granted, the expiration of five (5) years from the date such Option was granted. Each Option shall be exercisable to the nearest whole share, in installments or otherwise, as the respective Option agreements may provide. During the lifetime of an Optionee, the Option shall be exercisable only by the Optionee and shall not be assignable or transferable by the Optionee, and no other person shall acquire any rights therein. To the extent not exercised, installments (if more than one) shall accumulate, but shall be exercisable, in whole or in part, only during the period for exercise as stated in the Option agreement, whether or not other installments are then exercisable.

(e) Termination of Status as Employee, Consultant or Director: If Optionee’s status as an employee shall terminate for any reason other than Optionee’s disability or death, then Optionee (or if the Optionee shall die after such termination, but prior to exercise, Optionee’s personal representative or the person entitled to succeed to the Option) shall have the right to exercise the portions of any of Optionee’s Incentive Stock Options which were exercisable as of the date of such termination, in whole or in part, not less than 30 days nor more than three (3) months after such termination (or, in the event of “termination for good cause” as that term is defined in Nevada case law related thereto, or by the terms of the Plan or the Option Agreement or an employment agreement, the Option shall automatically terminate as of the termination of employment as to all shares covered by the Option).

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With respect to Nonstatutory Options granted to employees, directors or consultants, the Board may specify such period for exercise, not less than 30 days after such termination (except that in the case of “termination for cause” or removal of a director, the Option shall automatically terminate as of the termination of employment or services as to shares covered by the Option, following termination of employment or services as the Board deems reasonable and appropriate). The Option may be exercised only with respect to installments that the Optionee could have exercised at the date of termination of employment or services. Nothing contained herein or in any Option granted pursuant hereto shall be construed to affect or restrict in any way the right of the Company to terminate the employment or services of an Optionee with or without cause.

(f) Disability of Optionee: If an Optionee is disabled (within the meaning of Section 22(e)(3) of the Code) at the time of termination, the three (3) month period set forth in Section 5(e) shall be a period, as determined by the Board and set forth in the Option, of not less than six months nor more than one year after such termination.

(g) Death of Optionee: If an Optionee dies while employed by, engaged as a consultant to, or serving as a Director of the Company, the portion of such Optionee’s Option which was exercisable at the date of death may be exercised, in whole or in part, by the estate of the decedent or by a person succeeding to the right to exercise such Option at any time within (i) a period, as determined by the Board and set forth in the Option, of not less than six (6) months nor more than one (1) year after Optionee’s death, or (ii) during the remaining term of the Option, whichever is the lesser. The Option may be so exercised only with respect to installments exercisable at the time of Optionee’s death and not previously exercised by the Optionee.

(h) Non-transferability of Option: No Option shall be transferable by the Optionee, except by will or by the laws of descent and distribution.

(i) Recapitalization: Subject to any required action of shareholders, the number of shares of Stock covered by each outstanding Option, and the exercise price per share thereof set forth in each such Option, shall be proportionately adjusted for any increase or decrease in the number of issued shares of Stock of the Company resulting from a stock split, stock dividend, combination, subdivision or reclassification of shares, or the payment of a stock dividend, or any other increase or decrease in the number of such shares affected without receipt of consideration by the Company; provided, however, the conversion of any convertible securities of the Company shall not be deemed to have been “effected without receipt of consideration” by the Company.

In the event of a proposed dissolution or liquidation of the Company, a merger or consolidation in which the Company is not the surviving entity, or a sale of all or substantially all of the assets or capital stock of the Company (collectively, a “Reorganization”), unless otherwise provided by the Board, this Option shall terminate immediately prior to such date as is determined by the Board, which date shall be no later than the consummation of such Reorganization. In such event, if the entity which shall be the surviving entity does not tender to Optionee an offer, for which it has no obligation to do so, to substitute for any unexercised Option a stock option or capital stock of such surviving of such surviving entity, as applicable, which on an equitable basis shall provide the Optionee with substantially the same economic benefit as such unexercised Option, then the Board may grant to such Optionee, in its sole and absolute discretion and without obligation, the right for a period commencing thirty (30) days prior to and ending immediately prior to the date determined by the Board pursuant hereto for termination of the Option or during the remaining term of the Option, whichever is the lesser, to exercise any unexpired Option or Options without regard to the installment provisions of Paragraph 6(d) of the Plan; provided, that any such right granted shall be granted to all Optionees not receiving an offer to receive substitute options on a consistent basis, and provided further, that any such exercise shall be subject to the consummation of such Reorganization.

Subject to any required action of shareholders, if the Company shall be the surviving entity in any merger or consolidation, each outstanding Option thereafter shall pertain to and apply to the securities to which a holder of shares of Stock equal to the shares subject to the Option would have been entitled by reason of such merger or consolidation.

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In the event of a change in the Stock of the Company as presently constituted, which is limited to a change of all of its authorized shares without par value into the same number of shares with a par value, the shares resulting from any such change shall be deemed to be the Stock within the meaning of the Plan.

To the extent that the foregoing adjustments relate to stock or securities of the Company, such adjustments shall be made by the Board, whose determination in that respect shall be final, binding and conclusive. Except as expressly provided in this Section 5(i), the Optionee shall have no rights by reason of any subdivision or consolidation of shares of stock of any class or the payment of any stock dividend or any other increase or decrease in the number of shares of stock of any class, and the number or price of shares of Stock subject to any Option shall not be affected by, and no adjustment shall be made by reason of, any dissolution, liquidation, merger, consolidation or sale of assets or capital stock, or any issue by the Company of shares of stock of any class or securities convertible into shares of stock of any class.

The Grant of an Option pursuant to the Plan shall not affect in any way the right or power of the Company to make any adjustments, reclassifications, reorganizations or changes in its capital or business structure or to merge, consolidate, dissolve, or liquidate or to sell or transfer all or any part of its business or assets.

(j) Rights as a Shareholder: An Optionee shall have no rights as a shareholder with respect to any shares covered by an Option until the effective date of the issuance of the shares following exercise of such Option by Optionee. No adjustment shall be made for dividends (ordinary or extraordinary, whether in cash, securities or other property) or distributions or other rights for which the record date is prior to the date such stock certificate is issued, except as expressly provided in Section 5(i) hereof.

(k) Modification, Acceleration, Extension, and Renewal of Options: Subject to the terms and conditions and within the limitations of the Plan, the Board may modify an Option, or, once an Option is exercisable, accelerate the rate at which it may be exercised, and may extend or renew outstanding Options granted under the Plan or accept the surrender of outstanding Options (to the extent not theretofore exercised) and authorize the granting of new Options in substitution for such Options, provided such action is permissible under Section 422 of the Code and the Nevada Securities Rules. Notwithstanding the provisions of this Section 5(k), however, no modification of an Option shall, without the consent of the Optionee, alter to the Optionee’s detriment or impair any rights or obligations under any Option theretofore granted under the Plan.

(l) Exercise Before Exercise Date: At the discretion of the Board, the Option may, but need not, include a provision whereby the Optionee may elect to exercise all or any portion of the Option prior to the stated exercise date of the Option or any installment thereof. Any shares so purchased prior to the stated exercise date shall be subject to repurchase by the Company upon termination of Optionee’s employment as contemplated by Section 5(n) hereof prior to the exercise date stated in the Option and such other restrictions and conditions as the Board or Committee may deem advisable.

(m) Other Provisions: The Option agreements authorized under the Plan shall contain such other provisions, including, without limitation, restrictions upon the exercise of the Options, as the Board or the Committee shall deem advisable. Shares shall not be issued pursuant to the exercise of an Option, if the exercise of such Option or the issuance of shares thereunder would violate, in the opinion of legal counsel for the Company, the provisions of any applicable law or the rules or regulations of any applicable governmental or administrative agency or body, such as the Code, the Securities Act, the Exchange Act, the Nevada Securities Rules, Nevada corporation law, and the rules promulgated under the foregoing or the rules and regulations of any exchange upon which the shares of the Company are listed. Without limiting the generality of the foregoing, the exercise of each Option shall be subject to the condition that if at any time the Company shall determine that (i) the satisfaction of withholding tax or other similar liabilities, or (ii) the listing, registration or qualification of any shares covered by such exercise upon any securities exchange or under any state or federal law, or (iii) the consent or approval of any regulatory body, or (iv) the perfection of any exemption from any such withholding, listing, registration, qualification, consent or approval is necessary or desirable in connection with such exercise or the issuance of shares thereunder, then in any such event, such exercise shall not be effective unless such withholding, listing registration, qualification, consent, approval or exemption shall have been effected, obtained or perfected free of any conditions not acceptable to the Company.

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(n) Repurchase Agreement: The Board may, in its discretion, require as a condition to the Grant of an Option hereunder, that an Optionee execute an agreement with the Company, in form and substance satisfactory to the Board in its discretion (“Repurchase Agreement”), (i) restricting the Optionee’s right to transfer shares purchased under such Option without first offering such shares to the Company or another shareholder of the Company upon the same terms and conditions as provided therein; and (ii) providing that upon termination of Optionee’s employment with the Company, for any reason, the Company (or another shareholder of the Company, as provided in the Repurchase Agreement) shall have the right at its discretion (or the discretion of such other shareholders) to purchase and/or redeem all such shares owned by the Optionee on the date of termination of his or her employment at a price equal to: (A) the fair value of such shares as of such date of termination; or (B) if such repurchase right lapses at 20% of the number of shares per year, the original purchase price of such shares, and upon terms of payment permissible under the Nevada Securities Rules; provided that in the case of Options or Stock Awards granted to officers, directors, consultants or affiliates of the Company, such repurchase provisions may be subject to additional or greater restrictions as determined by the Board or Committee.

6.	Stock Awards and Restricted Stock Purchase Offers.

(a) Types of Grants.

(i) Stock Award. All or part of any Stock Award under the Plan may be subject to conditions established by the Board or the Committee, and set forth in the Stock Award Agreement, which may include, but are not limited to, continuous service with the Company, achievement of specific business objectives, increases in specified indices, attaining growth rates and other comparable measurements of Company performance. Such Awards may be based on Fair Market Value or other specified valuation.

(ii) Restricted Stock Purchase Offer. A Grant of a Restricted Stock Purchase Offer under the Plan shall be subject to such (i) vesting contingencies related to the Participant’s continued association with the Company for a specified time and (ii) other specified conditions as the Board or Committee shall determine, in their sole discretion, consistent with the provisions of the Plan.

(b) Conditions and Restrictions. Shares of Stock which Participants may receive as a Stock Award under a Stock Award Agreement or Restricted Stock Purchase Offer under a Restricted Stock Purchase Offer may include such restrictions as the Board or Committee, as applicable, shall determine, including restrictions on transfer, repurchase rights, right of first refusal, and forfeiture provisions. When transfer of Stock is so restricted or subject to forfeiture provisions it is referred to as “Restricted Stock”. Further, with Board or Committee approval, Stock Awards or Restricted Stock Purchase Offers may be deferred, either in the form of installments or a future lump sum distribution. The Board or Committee may permit selected Participants to elect to defer distributions of Stock Awards or Restricted Stock Purchase Offers in accordance with procedures established by the Board or Committee to assure that such deferrals comply with applicable requirements of the Code including, at the choice of Participants, the capability to make further deferrals for distribution after retirement. Any deferred distribution, whether elected by the Participant or specified by the Stock Award Agreement, Restricted Stock Purchase Offers or by the Board or Committee, may require the payment be forfeited in accordance with the provisions of Section 6(c). Dividends or dividend equivalent rights may be extended to and made part of any Stock Award or Restricted Stock Purchase Offers denominated in Stock or units of Stock, subject to such terms, conditions and restrictions as the Board or Committee may establish.

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(c) Cancellation and Rescission of Grants. Unless the Stock Award Agreement or Restricted Stock Purchase Offer specifies otherwise, the Board or Committee, as applicable, may cancel any unexpired, unpaid, or deferred Grants at any time if the Participant is not in compliance with all other applicable provisions of the Stock Award Agreement or Restricted Stock Purchase Offer, the Plan and with the following conditions:

(i) A Participant shall not render services for any organization or engage directly or indirectly in any business which, in the judgment of the chief executive officer of the Company or other senior officer designated by the Board or Committee, is or becomes competitive with the Company, or which organization or business, or the rendering of services to such organization or business, is or becomes otherwise prejudicial to or in conflict with the interests of the Company. For Participants whose employment has terminated, the judgment of the chief executive officer shall be based on the Participant’s position and responsibilities while employed by the Company, the Participant’s post-employment responsibilities and position with the other organization or business, the extent of past, current and potential competition or conflict between the Company and the other organization or business, the effect on the Company’s customers, suppliers and competitors and such other considerations as are deemed relevant given the applicable facts and circumstances. A Participant who has retired shall be free, however, to purchase as an investment or otherwise, stock or other securities of such organization or business so long as they are listed upon a recognized securities exchange or traded over-the-counter, and such investment does not represent a substantial investment to the Participant or a greater than ten percent (10%) equity interest in the organization or business.

(ii) A Participant shall not, without prior written authorization from the Company, disclose to anyone outside the Company, or use in other than the Company’s business, any confidential information or material, as defined in the Company’s Proprietary Information and Invention Agreement or similar agreement regarding confidential information and intellectual property, relating to the business of the Company, acquired by the Participant either during or after employment with the Company.

(iii) A Participant, pursuant to the Company’s Proprietary Information and Invention Agreement or similar agreement regarding intellectual property inventions, shall disclose promptly and assign to the Company all right, title and interest in any invention or idea, patentable or not, made or conceived by the Participant during employment by the Company, relating in any manner to the actual or anticipated business, research or development work of the Company and shall do anything reasonably necessary to enable the Company to secure a patent where appropriate in the United States and in foreign countries.

(iv) Upon exercise, payment or delivery pursuant to a Grant, the Participant shall certify on a form acceptable to the Committee that he or she is in compliance with the terms and conditions of the Plan. Failure to comply with all of the provisions of this Section 6(c) prior to, or during the six months after, any exercise, payment or delivery pursuant to a Grant shall cause such exercise, payment or delivery to be rescinded. The Company shall notify the Participant in writing of any such rescission within 45 days of discovery by the Company’s Chief Executive Officer of Participant’s failure to comply with the provision of Section 6(c). Within ten days after receiving such a notice from the Company, the Participant shall pay to the Company the amount of any gain realized or payment received as a result of the rescinded exercise, payment or delivery pursuant to a Grant. Such payment shall be made either in cash or by returning to the Company the number of shares of Stock that the Participant received in connection with the rescinded exercise, payment or delivery.

(d) Nonassignability.

(i) Except pursuant to Section 6(e)(iii) and except as set forth in Section 6(d)(ii), no Grant or any other benefit under the Plan shall be assignable or transferable, or payable to or exercisable by, anyone other than the Participant to whom it was granted.

(ii) Where a Participant terminates employment and retains a Grant pursuant to Section 6(e)(ii) in order to assume a position with a governmental, charitable or educational institution, the Board or Committee, in its discretion and to the extent permitted by law, may authorize a third party (including but not limited to the trustee of a “blind” trust), acceptable to the applicable governmental or institutional authorities, the Participant and the Board or Committee, to act on behalf of the Participant with regard to such Awards.

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(e) Termination of Employment. If the employment or service to the Company of a Participant terminates, other than pursuant to any of the following provisions under this Section 6(e), all unexercised, deferred and unpaid Stock Awards or Restricted Stock Purchase Offers shall be cancelled immediately, unless the Stock Award Agreement or Restricted Stock Purchase Offer provides otherwise:

(i) Retirement Under a Company Retirement Plan. When a Participant’s employment terminates as a result of retirement in accordance with the terms of a Company retirement plan, the Board or Committee may permit Stock Awards or Restricted Stock Purchase Offers to continue in effect beyond the date of retirement in accordance with the applicable Grant Agreement and the exercisability and vesting of any such Grants may be accelerated.

(ii) Rights in the Best Interests of the Company. When a Participant resigns from the Company or is terminated without cause and, in the judgment of the Board or Committee, the acceleration and/or continuation of outstanding Stock Awards or Restricted Stock Purchase Offers would be in the best interests of the Company, the Board or Committee may (i) authorize, where appropriate, the acceleration and/or continuation of all or any part of Grants issued prior to such termination and (ii) permit the exercise, vesting and payment of such Grants for such period as may be set forth in the applicable Grant Agreement, subject to earlier cancellation pursuant to Section 9 or at such time as the Board or Committee shall deem the continuation of all or any part of the Participant’s Grants are not in the Company’s best interest.

(iii) Death or Disability of a Participant.

(1) In the event of a Participant’s death, the Participant’s estate or beneficiaries shall have a period up to the expiration date specified in the Grant Agreement for the applicable stock award or stock purchase offer within which to receive or exercise any such outstanding Grant held by the Participant under such terms as may be specified in the applicable Grant Agreement. Rights to any such outstanding Grants shall pass by will or the laws of descent and distribution in the following order: (a) to beneficiaries so designated by the Participant; if none, then (b) to a legal representative of the Participant; if none, then (c) to the persons entitled thereto as determined by a court of competent jurisdiction. Grants so passing shall be made at such times and in such manner as if the Participant were living.

(2) In the event a Participant is deemed by the Board or Committee to be unable to perform his or her usual duties by reason of mental disorder or medical condition which does not result from facts which would be grounds for termination for cause, Grants and rights to any such Grants may be paid to or exercised by the Participant, if legally competent, or a committee or other legally designated guardian or representative if the Participant is legally incompetent by virtue of such disability.

(3) After the death or disability of a Participant, the Board or Committee may in its sole discretion at any time (1) terminate restrictions in Grant Agreements; (2) accelerate any or all installments and rights; and (3) instruct the Company to pay the total of any accelerated payments in a lump sum to the Participant, the Participant’s estate, beneficiaries or representative; notwithstanding that, in the absence of such termination of restrictions or acceleration of payments, any or all of the payments due under the Grant might ultimately have become payable to other beneficiaries.

(4) In the event of uncertainty as to interpretation of or controversies concerning this Section 6, the determinations of the Board or Committee, as applicable, shall be binding and conclusive.

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7.	Investment Intent.

All Grants under the Plan are intended to be exempt from registration under the Securities Act provided by Section 4(2) thereunder. Unless and until the granting of Options or sale and issuance of Stock subject to the Plan are registered under the Securities Act or shall be exempt pursuant to the rules promulgated thereunder, each Grant under the Plan shall provide that the purchases or other acquisitions of Stock thereunder shall be for investment purposes and not with a view to, or for resale in connection with, any distribution thereof. Further, unless the issuance and sale of the Stock have been registered under the Securities Act, each Grant shall provide that no shares shall be purchased upon the exercise of the rights under such Grant unless and until (i) all then applicable requirements of state and federal laws and regulatory agencies shall have been fully complied with to the satisfaction of the Company and its counsel, and (ii) if requested to do so by the Company, the person exercising the rights under the Grant shall (i) give written assurances as to knowledge and experience of such person (or a representative employed by such person) in financial and business matters and the ability of such person (or representative) to evaluate the merits and risks of exercising the Option, and (ii) execute and deliver to the Company a letter of investment intent and/or such other form related to applicable exemptions from registration, all in such form and substance as the Company may require. If shares are issued upon exercise of any rights under a Grant without registration under the Securities Act, subsequent registration of such shares shall relieve the purchaser thereof of any investment restrictions or representations made upon the exercise of such rights.

8.	Amendment, Modification, Suspension or Discontinuance of the Plan.

The Board may, insofar as permitted by law, from time to time, with respect to any shares at the time not subject to outstanding Grants, suspend or terminate the Plan or revise or amend it in any respect whatsoever, except that without the approval of the shareholders of the Company, no such revision or amendment shall (i) increase the number of shares subject to the Plan, (ii) decrease the price at which Grants may be granted, (iii) materially increase the benefits to Participants, or (iv) change the class of persons eligible to receive Grants under the Plan; provided, however, no such action shall alter or impair the rights and obligations under any Option, or Stock Award, or Restricted Stock Purchase Offer outstanding as of the date thereof without the written consent of the Participant thereunder. No Grant may be issued while the Plan is suspended or after it is terminated, but the rights and obligations under any Grant issued while the Plan is in effect shall not be impaired by suspension or termination of the Plan.

In the event of any change in the outstanding Stock by reason of a stock split, stock dividend, combination or reclassification of shares, recapitalization, merger, or similar event, the Board or the Committee may adjust proportionally (a) the number of shares of Stock (i) reserved under the Plan, (ii) available for Incentive Stock Options and Nonstatutory Options and (iii) covered by outstanding Stock Awards or Restricted Stock Purchase Offers; (b) the Stock prices related to outstanding Grants; and (c) the appropriate Fair Market Value and other price determinations for such Grants. In the event of any other change affecting the Stock or any distribution (other than normal cash dividends) to holders of Stock, such adjustments as may be deemed equitable by the Board or the Committee, including adjustments to avoid fractional shares, shall be made to give proper effect to such event. In the event of a corporate merger, consolidation, acquisition of property or stock, separation, reorganization or liquidation, the Board or the Committee shall be authorized to issue or assume stock options, whether or not in a transaction to which Section 424(a) of the Code applies, and other Grants by means of substitution of new Grant Agreements for previously issued Grants or an assumption of previously issued Grants.

9.	Tax Withholding.

The Company shall have the right to deduct applicable taxes from any Grant payment and withhold, at the time of delivery or exercise of Options, Stock Awards or Restricted Stock Purchase Offers or vesting of shares under such Grants, an appropriate number of shares for payment of taxes required by law or to take such other action as may be necessary in the opinion of the Company to satisfy all obligations for withholding of such taxes. If Stock is used to satisfy tax withholding, such stock shall be valued based on the Fair Market Value when the tax withholding is required to be made.

10.	Availability of Information.

During the term of the Plan and any additional period during which a Grant granted pursuant to the Plan shall be exercisable, the Company shall make available, not later than one hundred and twenty (120) days following the close of each of its fiscal years, such financial and other information regarding the Company as is required by the bylaws of the Company and applicable law to be furnished in an annual report to the shareholders of the Company.

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11.	Notice.

Any written notice to the Company required by any of the provisions of the Plan shall be addressed to the chief personnel officer or to the chief executive officer of the Company, and shall become effective when it is received by the office of the chief personnel officer or the chief executive officer.

12.	Indemnification of Board.

In addition to such other rights or indemnifications as they may have as directors or otherwise, and to the extent allowed by applicable law, the members of the Board and the Committee shall be indemnified by the Company against the reasonable expenses, including attorneys’ fees, actually and necessarily incurred in connection with the defense of any claim, action, suit or proceeding, or in connection with any appeal thereof, to which they or any of them may be a party by reason of any action taken, or failure to act, under or in connection with the Plan or any Grant granted thereunder, and against all amounts paid by them in settlement thereof (provided such settlement is approved by independent legal counsel selected by the Company) or paid by them in satisfaction of a judgment in any such claim, action, suit or proceeding, except in any case in relation to matters as to which it shall be adjudged in such claim, action, suit or proceeding that such Board or Committee member is liable for negligence or misconduct in the performance of his or her duties; provided that within sixty (60) days after institution of any such action, suit or Board proceeding the member involved shall offer the Company, in writing, the opportunity, at its own expense, to handle and defend the same.

13.	Governing Law.

The Plan and all determinations made and actions taken pursuant hereto, to the extent not otherwise governed by the Code or the securities laws of the United States, shall be governed by the law of the State of Delaware and construed accordingly.

14.	Effective and Termination Dates.

The Plan shall become effective upon adoption by the Board, subject to approval within twelve (12) months by the shareholders of the Company. Unless and until this Plan has been approved by the stockholders of the Company no Option or Stock Award may be exercised, and no shares of common stock of the Company may be issued under this Plan. In the event that the stockholders of the Company shall not approve this Plan within such twelve (12) month period, this Plan and any previously granted Options or Stock Awards shall terminate.

Unless previously terminated, this Plan will terminate ten (10) years after the date this Plan is adopted by the Board, except that Awards that are granted under this Plan prior to its termination will continue to be administered under the terms of this Plan until the Awards terminate, expire or are exercised.

[SIGNATURE PAGE TO FOLLOW]

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The foregoing 2018 Incentive Stock Plan was duly adopted and approved by the Board of Directors on June 21, 2021.

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Appendix C

WORLD HEALTH ENERGY HOLDINGS, INC.

MANAGEMENT INCENTIVE BONUS PLAN

ARTICLE I

Purpose of the Plan

1.1 The purpose of the World Health Energy Holdings, Inc. Incentive Bonus Plan (the “Plan”) is to advance the interests of World Health Energy Holdings, Inc. (the “Company”) by providing Participants (defined below) of the Company and its designated Subsidiaries (defined below) with additional incentive to promote the success of the business and to increase their vested interest in the success of the business and the Company, and to encourage them to remain employees, through the making of certain incentive cash bonus awards (the “Awards”) linked to objectively determinable performance goals. The Awards granted under the Plan are intended to be exempt from Section 409A of the Internal Revenue Code of 1986, as amended (the “Code”). To the extent that any Award is subject to Section 409A, then the Plan as applied to that Award shall be interpreted and administered so that it is consistent with such Code section.

ARTICLE II

Administration of the Plan

2.1 The Plan shall be administered and interpreted by a committee (the “Committee”) appointed from time to time by the Board of Directors of the Company (the “Board”) and consisting of two or more “outside Directors” within the meaning of Section 162(m) of the Code (“Section 162(m)”). Members of the Committee shall not be eligible to participate in the Plan.

2.2 The Committee shall have full authority to make or withhold Awards, to construe and interpret the terms and provisions of the Plan and any Award made hereunder, to adopt, alter and repeal such administrative rules, guidelines and practices governing this Plan and perform all acts, including the delegation of its administrative responsibilities, as it shall, from time to time, deem advisable, and to otherwise supervise the administration of this Plan.

2.3 The Committee may correct any defect, supply any omission or reconcile any inconsistency in the Plan, or in any Award made hereunder, in the manner and to the extent it shall deem necessary to carry the Plan into effect.

2.4 Any decision, interpretation or other action made or taken in good faith by or at the direction of the Board or the Committee (or any of its members) arising out of or in connection with the Plan shall be within the absolute discretion of all and each of them, as the case may be, and shall be final, binding and conclusive on the Company and all employees and Participants and their respective heirs, executors, administrators, successors and assigns. Any discretion exercised under the Plan affecting any Award to a Participant shall be subject in all events to Section 162(m), unless the Committee makes a specific determination that such Award is not intended to comply with Section 162(m).

2.5 No member of the Board, no employee of the Company and no member of the Committee (nor the Committee itself) shall be liable for any act or action hereunder, whether of omission or commission, by any other member or employee or by any agent to whom duties in connection with the administration of the Plan have been delegated or, except in circumstances involving his bad faith, gross negligence or fraud, for anything done or omitted to be done by himself. The Company or the Committee may consult with legal counsel, who may be counsel for the Company or other counsel, with respect to its obligations or duties hereunder, or with respect to any action or proceeding or any question of law, and shall not be liable with respect to any action taken or omitted by it in good faith pursuant to the advice of such counsel.

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2.6 For purposes of this Plan, “designated Subsidiaries” shall mean any corporation, partnership, joint venture or other business entity of which 50% or more of the outstanding voting power is beneficially owned, directly or indirectly, by the Company, which are designated from time to time by the Committee.

2.7 For purposes of this Plan, “Plan Year” shall mean the fiscal year of the Company.

ARTICLE III

Eligibility

3.1 For each Plan Year, the Committee shall select, in its discretion, key employees of the Company or any of its designated Subsidiaries who are to participate in the Plan (the “Participants”). No person shall be designated as a Participant or entitled to Awards under this Plan for any Plan Year unless he or she is so designated as a Participant for that Plan Year. The Committee may add to or delete individuals from the list of designated Participants at any time and from time to time, in its sole discretion, subject to any limitations required to comply with Section 162(m).

3.2 A Participant who ceases to be employed by the Company or a designated Subsidiary by reason of death or Disability shall be eligible for an Award (or portion thereof), in the Committee’s sole discretion, for the Plan Year in which the death or Disability occurs, only if and to the extent the performance goals described in Article IV have been met; provided however, that the Award will be for the portion of the Plan Year the Participant was employed determined by multiplying the final Award by a fraction the numerator of which is the number of days the Participant is employed and the denominator of which is 365. For purposes of the Plan, “Disability” shall have the same meaning as set forth in Section 22(e)(3) of the Code.

3.3 A Participant who is no longer employed by the Company or a designated Subsidiary on the last day of the Plan Year, other than for reasons enumerated in Section 3.2 above, shall not be eligible for an Award for such Plan Year. For the purposes of this Section, it shall not be considered a termination of employment when a Participant is granted a military or personal leave of absence by the Company or when a Participant is transferred from the Company or a designated Subsidiary to another designated Subsidiary or to the Company or to any affiliate as defined in Section 414 of the Code, as amended.

ARTICLE IV

Awards Under the Plan

4.1 For each Participant for each Plan Year, the Committee may establish a targeted performance award (the “Individual Target Award”). The Individual Target Award may be expressed, at the Committee’s discretion, as a fixed dollar amount, a percentage of base pay or total pay (excluding payments made under this Plan), or an amount determined pursuant to an objective formula or standard. Establishment of an Individual Target Award for a Participant for a Plan Year shall not imply or require that the same level of Individual Target Award (if any such award is established by the Committee for the relevant employee) be set for any subsequent Plan Year. At the time the performance goals are established (as provided in Section 4.2 below), the Committee shall prescribe a formula to determine the percentages (which may be greater than one-hundred percent (100%)) of the Individual Target Award which may be payable based upon the degree of attainment of the performance goals during the Plan Year (the “Payout Formula”). Notwithstanding anything else herein, the Committee may, in its sole discretion, elect to pay a Participant an Award that is less than the Participant’s Individual Target Award (or attained percentage thereof) regardless of the degree of attainment of the performance goals.

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4.2 The Committee shall establish, for each fiscal year, the performance goals to be applied to the Payout Formula. Such performance goals shall be subject to the achievement of one or more objectively determinable performance measures established by the Committee, which shall be based on the relative or absolute attainment of specified levels of one or any combination of the following financial and non-financial performance measures, which may be determined pursuant to generally accepted accounting principles (“GAAP”) or on a non-GAAP basis, as determined by the Committee: increased customer base, completion of financing, net income, operating income, earnings before or after discontinued operations, interest, taxes, depreciation and/or amortization, operating profit before or after discontinued operations and/or taxes, gross revenue, revenue growth, earnings growth, cash flow or cash position, gross margins, stock price, market share, return on sales, assets, equity or investment, improvement of financial ratings, achievement of balance sheet or income statement objectives or total stockholder return, working capital, customer satisfaction, product quality, new product introduction, market share, completion of strategic acquisitions/dispositions, and receipt of regulatory approvals. Such measures may reflect absolute entity or business unit performance or a relative comparison to the performance of a peer group of entities or other external measure of the selected performance criteria and may be absolute in their terms or measured against or in relationship to other companies comparably, similarly or otherwise situated. The Committee may specify that such performance measures shall be adjusted to exclude any one or more of (i) extraordinary items, (ii) gains or losses on the dispositions of discontinued operations, (iii) the cumulative effects of changes in accounting principles, (iv) the write-down of any asset, (v) fluctuation in foreign currency exchange rates, and (vi) charges for restructuring and rationalization programs. Notwithstanding the foregoing, the Committee may only make such adjustments if they are included in the written performance goals established by the Committee in accordance with Section 162(m) of the Code. Such performance goals: (i) may vary by Participant; (ii) may be particular to a Participant or the department, branch, line of business, subsidiary or other unit in which the Participant works and may cover such period as may be specified by the Committee; and (iii) shall be set by the Committee within the time period prescribed by and shall otherwise comply with the requirements of Section 162(m) of the Code.

4.3 For purposes of Sections 4.1 and 4.2, the Committee shall establish in writing, for each Plan Year: (i) the Individual Target Award applicable to each Participant or class of Participants; (ii) the Payout Formula; and (iii) the objective performance goals to be applied to the Payout Formula; no later than 90 days after the commencement of the Plan Year and while the outcome of the performance goals are substantially uncertain.

4.4 Promptly after the end of a Plan Year, the Committee shall determine the extent to which performance goals for that Plan Year have been achieved and shall determine the allocation of Individual Target Awards to Participants by using the Payout Formula.

4.5 The Committee shall certify in writing the achievement of the applicable performance goals and the actual Award for each Participant. Regardless of the performance achieved relative to any goals and standards, and notwithstanding any Individual Target Award, no Participant shall be entitled to an Award unless and until the Committee certifies such Award.

4.6 The Committee may comply with Sections 4.1 and 4.2 by granting award opportunities for a Plan Year expressed as percentage interests in an incentive pool, payment under which is subject to the satisfaction of the objective performance goals; provided, however, that (i) the Committee may, but need not, pay out the full amount of the incentive pool for any Plan Year, and (ii) the forfeiture or other reduction of the percentage interest of any Participant in the incentive pool may not increase the amount of an Award paid to any other Participant. The Committee may establish a formula for funding an incentive pool consisting of the maximum aggregate awards that would be available to all Participants under the Plan pursuant to the Individual Target Awards.

4.7 Each Award made under the Plan shall be paid in a single lump sum cash payment as soon as practicable after the close of the Plan Year, except as provided in Article V and unless otherwise determined by the Committee, but in no event shall such Award be paid later than 2 1/2 months after the close of the Plan Year with respect to which the Award is granted.

4.8 In the event of the death of a Participant after the making of the Award but prior to the payment of his Award hereunder, payment shall be made to such beneficiary or beneficiaries as the Participant shall have previously designated in writing. Such designation shall not be effective unless filed with the Company. If there is no effective designation of a beneficiary at the time of the Participant’s death, or in the event that the designated person or persons shall predecease such Participant, any such Award payable shall be made to the Participant’s estate or legal representative.

4.9 The maximum amount paid to any Participant with respect to any Award shall not exceed $1,000,000.

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ARTICLE V

Amendment or Termination of the Plan

5.1 Notwithstanding any other provision of this Plan, the Company may at any time, and from time to time, amend, in whole or in part, any or all of the provisions of the Plan, or suspend or terminate it entirely, retroactively or otherwise. Notwithstanding the foregoing, any such amendments shall not occur without the appropriate approval of the Company’s stockholders, if such approval is required by Section 162(m).

ARTICLE VI

Miscellaneous

6.1 No person shall have any claim or right to be made an Award under the Plan, and neither this Plan, the establishment of any goals or standards nor the making of an Award under this Plan shall give any Participant or other employee any right with respect to continuance of employment by the Company or any subsidiary, nor shall there be a limitation in any way on the right of the Company or any subsidiary by which an employee is employed to terminate his employment at any time.

6.2 Except by will or the laws of descent and distribution, no right or interest in any Award made under this Plan shall be assignable or transferable, and no right or interest of any Participant hereunder shall be subject to any lien, obligation or liability of such Participant.

6.3 The Company will bear all expenses incurred in administering this Plan.

6.4 This Plan and the obligations of the Company hereunder shall be subject to all applicable Federal and state laws, rules and regulations and to such approvals by any governmental or regulatory agency as may from time to time be required. The Board may make such changes in this Plan as may be necessary or desirable, in the opinion of the Board, to comply with the laws, rules and regulations of any governmental or regulatory authority, or to be eligible for tax benefits under the Code, or any other laws or regulations of any Federal, state, local or foreign government.

6.5 The Company shall have the right to deduct from any payment to be made pursuant to this Plan, or to otherwise require prior to the payment of any amount hereunder, payment by the Participant of, any Federal, state or local taxes required by law to be withheld.

6.6 No assets shall be segregated or earmarked in respect of any Award hereunder and no Participant shall have any right to assign, transfer, pledge or hypothecate his interest, or any portion thereof, in his Award. The Plan and the making of Awards hereunder shall not constitute a trust.

6.7 This Plan and actions taken in connection herewith shall be governed and construed in accordance with the laws of the State of Delaware (regardless of the law that might otherwise govern under applicable principles of conflict of laws of Delaware).

6.8 Wherever any words are used in this Plan in the masculine gender they shall be construed as though they were also used in the feminine gender in all cases where they would so apply, and wherever any words are used herein in the singular form they shall be construed as though they were also used in the plural form in all cases where they would so apply. The titles to Articles of this Plan are intended solely as a convenience and shall not be used as an aid in construction of any provisions thereof.

6.9 This Plan shall be known as “ World Health Energy Management Incentive Bonus Plan.”

6.10 Notwithstanding any provision of the Plan to the contrary, if and to the extent (i) any portion of any payment provided to a Participant pursuant to the Plan in connection with his or her employment termination constitutes “nonqualified deferred compensation” within the meaning of Section 409A of the Code and (ii) the Participant is a specified employee as defined in Section 409A(a)(2)(B)(i) of the Code, in each case as determined by the Company, by which determinations the Participant (through accepting the Award) agrees that he or she is bound, such portion of the payment shall not be paid before the day that is six months plus one day after the date of “separation from service” (as determined under Section 409A of the Code) (the “New Payment Date”), except as Section 409A of the Code may then permit. The aggregate of any payments that otherwise would have been paid to the Participant during the period between the date of separation from service and the New Payment Date shall be paid to the Participant in a lump sum on such New Payment Date, and any remaining payments will be paid on their original schedule.

6.11 The Plan shall take effect upon its adoption by the Board; provided, however, that the Plan shall be subject to the requisite approval of the stockholders of the Company in order to comply with Section 162(m). To the extent that the Plan is subject to Section 162(m), the material terms consisting of the business criteria, maximum amount, and eligible employees shall be subject to the approval of the stockholders before payments may be made.

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